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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 _______________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              eLoyalty Corporation
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             (Exact Name of Registrant as Specified in Its Charter)



              Delaware                                    36-4304577
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(Address of Principal Executive Offices)       (IRS Employer Identification no.)

205 North Michigan Avenue, Ste. 1500, Chicago, IL              60601
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                                                            (Zip Code)
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
If this form relates to the registration       If this form relates to the registration
of a class of securities pursuant to           of a class of securities pursuant to
Section 12(b) of the Exchange Act and is       Section12(g) of the Exchange Act and is
effective pursuant to General Instruction      effective pursuant to General
A.(c), please check the following box.|_|      Instruction A.(d), please check the
                                               following box.|X|


Securities Act registration statement file number to which
this form relates                                                 333-94293
                                                               -----------------
                                                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                   Name of Each Exchange on Which
           To be so Registered                   Each Class is to be Registered
           -------------------                   ------------------------------


               none                                      none
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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of Class)

                         Preferred Stock Purchase Rights
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                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTERED SECURITIES TO BE REGISTERED.

             The description of the Registrant's Common Stock, par value $0.01, and the description of the Registrant's Preferred Stock Purchase Rights, in each case, as set forth under the caption "Description of eLoyalty Capital Stock" included as part of the Registrant's Registration Statement on Form S-1 (File No. 333-94293), as amended, is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS.

             List below all exhibits filed as a part of the registration statement:

         3.1 The Registrant's Certificate of Incorporation, as amended (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-94293), as amended, as filed with the Securities and Exchange Commission on January 10, 2000 (the "Form S-1")).

         3.2 The Registrant's Bylaws (Incorporated by reference to Exhibit 3.2 to the Form S-1).

         4.1 Rights Agreement between the Registrant and ChaseMellon Shareholder Services, L.L.C. (Incorporated by reference to Exhibit
             4.1 to the Registrant's Registration Statement on Form S-1).








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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 eLoyalty Corporation


Dated:  January 20, 2000         By:/s/ Kelly D. Conway
                                    ------------------------------------
                                    Name:  Kelly D. Conway
                                    Title:  President and Chief Execute Officer









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